UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2017

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7550 Wisconsin Ave
10th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On February 1, 2017, LaSalle Hotel Properties (the “Company”) issued a press release announcing the Company has sold Hotel Deca in Seattle, Washington. A copy of such press release is furnished as Exhibit 99.1 to this report.
Item 8.01.    Other Events.
The Company has sold Hotel Deca in Seattle, Washington for $55.0 million. Proceeds from the asset sale will be used for general corporate purposes.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated February 1, 2017
The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2017	LASALLE HOTEL PROPERTIES

	By:	/s/ Kenneth G. Fuller
Kenneth G. Fuller
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 1, 2017